                                                                  Exhibit 21.1

Subsidiaries

                          Lionbridge Technologies, Inc.

                                  Subsidiaries

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Name                                    Jurisdiction of                    Name under which Subsidiary
                                        Incorporation or Organization      does Business
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
Lionbridge Technologies Holdings, B.V.  Netherlands                        Lionbridge Technologies
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Lionbridge Technologies, B.V.           Netherlands                        Lionbridge Technologies
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Lionbridge Technologies, S.A.R.L.       France                             Lionbridge Technologies
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Lionbridge Technologies Ireland         Ireland                            Lionbridge Technologies
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Lionbridge Japan K.K.                   Japan                              Lionbridge Technologies
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Lionbridge Technologies Canada Inc.     Quebec, Canada                     Lionbridge Technologies
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Lionbridge do Brasil                    Brazil                             Lionbridge Technologies
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Lionbridge US, Inc.                     Delaware                           Lionbridge Technologies
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VeriTest, Inc.                          Delaware                           VeriTest
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HuanQui TongLian                        China                              VeriTest
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Lionbridge Technologies Deutschland     Germany                            Lionbridge Technologies
GmbH
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Lionbridge Technologies Ireland Ltd     Ireland                            Lionbridge Technologies
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Lionbridge Technologies VeriTest UK     UK                                 Lionbridge Technologies
Ltd
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